SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



[X]   Filed by Registrant
|_|   Filed by a Party other than the Registrant



Check the appropriate box:
|_|   Preliminary Proxy Statement

|_|   Confidential, for use by Commission Only (as permitted by Rule
      14a-6(e)(2))

[X]   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12



                     CONVERSION SERVICES INTERNATIONAL, INC.

                (Name of Registrant As Specified in its Charter)

                                       N/A

       (Name of Persons Filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



1)    Title of each class of securities to which transaction applies:


            N/A
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2)    Aggregate number of securities to which transaction applies:


            N/A
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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

            N/A
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4)    Proposed maximum aggregate value of transaction:


            N/A
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5)    Total fee paid:


            N/A
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

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.


            1)    Amount Previously Paid:

                      N/A
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            2)    Form, Schedule or Registration Statement No.:

                      N/A
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            3)    Filing Party:

                      N/A
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            4)    Date Filed:

                      N/A
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

                     CONVERSION SERVICES INTERNATIONAL, INC.
                              100 Eagle Rock Avenue
                         East Hanover, New Jersey 07936


                                          July 17, 2006

Dear Fellow Stockholder:

      The 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Conversion Services International, Inc. (the "Company" or "CSI") will be held at 10:00 a.m. on Monday, August 7, 2006 at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

      Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB/A (including audited financial statements) for the fiscal year ended December 31, 2005 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote "FOR" all of the seven persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the ratification of Friedman LLP, as the Company's independent auditors for the fiscal year ending December 31, 2006, (c) as to Proposal 3, the Proxy confers authority to vote "FOR" amending the Company's Certificate of Incorporation, as amended, to increase the amount of the Company's authorized common stock, par value $.001 per share (the "Common Stock"), from eighty-five million (85,000,000) to one hundred million (100,000,000), (d) as to Proposal 4, the Proxy confers authority to vote "FOR" amending the Company's 2003 Incentive Plan (the "Plan") to increase the number of stock options reserved for issuance under the Plan from six million six-hundred sixty-six thousand six hundred sixty-seven (6,666,667) to ten million (10,000,000), and (e) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

      The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

      Thank you for your investment and continued interest in Conversion Services International, Inc.

                                          Sincerely,




                                          Scott Newman
                                          President and Chief Executive Officer

                     CONVERSION SERVICES INTERNATIONAL, INC.
                              100 Eagle Rock Avenue
                         East Hanover, New Jersey 07936

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD MONDAY AUGUST 7, 2006

                              ---------------------

To our Stockholders:

      Notice is hereby given that the 2006 Annual Meeting (the "Annual Meeting") of Stockholders of Conversion Services International, Inc. (the "Company" or "CSI"), a Delaware corporation, will be held at our principal office at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, on Monday, August 7, 2006 at 10:00 a.m., for the following purposes:

      1. To elect seven Directors to the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;
      2. To ratify the appointment by the Audit Committee of the Board of Directors of Friedman LLP, to serve as the Company's independent auditors for the fiscal year ending December 31, 2006;
      3. To amend the Certificate of Incorporation, as amended, to increase the amount of the Company's authorized Common Stock, par value $.001 per share (the "Common Stock"), from eighty-five million (85,000,000) to one hundred million (100,000,000);
      4. To amend the Company's 2003 Incentive Plan (the "Plan") to increase the number of stock options reserved for issuance under the Plan from six million six-hundred sixty-six thousand six hundred sixty-seven (6,666,667) to ten million (10,000,000); and
      5. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on July 1, 2006, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

      For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

      Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

      STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                              By Order of the Board of Directors



                              Mitchell Peipert, Secretary

July 17, 2006

                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----

INTRODUCTION                                                                  1

PROPOSAL 1     ELECTION OF DIRECTORS                                          7

PROPOSAL 2     RATIFICATION OF APPOINTMENT OF INDEPENDENT DIRECTORS          10

PROPOSAL 3     DIRECTORS PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
               TO EFFECT AN INCREASE IN AUTHORIZED COMMON STOCK              12

PROPOSAL 4     APPROVAL OF AMENDMENT TO 2003 INCENTIVE PLAN TO INCREASE THE
               NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE
               THEREUNDER                                                    15

EXECUTIVE COMPENSATION                                                       19

OPTION/SAR GRANTS DURING FISCAL 2005                                         20

EMPLOYMENT AGREEMENTS                                                        20

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934         21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS                                              22

EQUITY COMPENSATION PLAN DISCLOSURE                                          23

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                         23

GENERAL                                                                      25

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING AND GENERAL
COMMUNICATIONS                                                               25

REVOCABILITY OF PROXY                                                        25

METHOD OF COUNTING VOTES                                                     26

                     CONVERSION SERVICES INTERNATIONAL, INC.
                              100 Eagle Rock Avenue
                         East Hanover, New Jersey 07936


                                 PROXY STATEMENT

                       2006 ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors" or "Board") of Conversion Services International, Inc. of proxies to be voted at the 2006 Annual Meeting of Stockholders to be held at 10:00 a.m. on Monday, August 7, 2006 at our principal office at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936 and at any adjournments thereof (the "Annual Meeting"). In this proxy statement, Conversion Services International, Inc. is referred to as "CSI", "we", "us", "our" or "the Company" unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) To elect seven Directors to the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) To ratify the appointment by the Audit Committee of our Board of Directors of Friedman LLP, as the Company's independent auditors for the fiscal year ending December 31, 2006; (iii) To amend the Certificate of Incorporation, as amended, to increase the amount of the Company's authorized Common Stock, par value $.001 per share (the "Common Stock"), from eighty-five million (85,000,000) to one hundred million (100,000,000); (iv) To amend the Company's 2003 Incentive Plan (the "Plan") to increase the number of stock options reserved for issuance under the Plan from six million six-hundred sixty-six thousand six hundred sixty-seven (6,666,667) to ten million (10,000,000), and (v) To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of Common Stock, of the Company at the close of business on July 1, 2006 (the "Record Date") will be entitled to vote at the Annual Meeting.

      The principal executive offices of the Company are located at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936 and its telephone number is (973) 560-9400. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is July 17, 2006. A copy of the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 is enclosed with these materials, but should not be considered proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      As of the Record Date, there were 49,988,634 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had approximately 474 beneficial holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

      Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of Friedman LLP as independent auditors of the Company for the fiscal year 2006 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

      The amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, as described in Proposal 3, requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote.

      The amendment of the Company's Plan to increase the number of stock options reserved for issuance, as described in Proposal 4, requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting.

      "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

      The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

      Proposals 1, 2, 3 and 4 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

      ALL  PROXIES  RECEIVED  WILL BE  VOTED  IN  ACCORDANCE  WITH  THE  CHOICES
SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

                              Corporate Governance


      The Company's Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company's Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission (the "SEC") rules and regulations. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters are posted on the Company's website at www.csiwhq.com. Alternatively, you can request a copy of any of these documents by writing to the Company. The contents of our website should not be considered proxy solicitation material.

Code of Conduct and Ethics

      Our Board of Directors has adopted a Code of Conduct and Ethics which is applicable to all our directors, officers, employees, agents and representatives, including our principal executive officer and principal financial officer, principal accounting officer or controller, or other persons performing similar functions. We have made available on our website copies of our Code of Conduct and Ethics and charters for the committees of our Board and other information that may be of interest to investors.

Board Meetings and Attendance of Directors

      During fiscal year 2005, the Board of Directors held four meetings, all of which were attended by all of the Company's Directors during the period that such person was a member of the Board of Directors, and took action by unanimous written consent on 18 occasions. Directors are expected to attend all meetings. All of our Directors are expected to attend the Annual Meeting.

      Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Director Independence

      The Board has reviewed each of the directors' relationships with the Company in conjunction with Section 121(A) of the listing standards of the American Stock Exchange ("AMEX") and has affirmatively determined that two of our directors, Lawrence K. Reisman and Joseph Santiso, are independent of management and free of any relationship that would interfere with their independent judgment as members of the Audit Committee. Frederick Lester and Thomas Pear, who are being nominated for the first time, if approved, would be independent of management and free of any relationship that would interfere with their independent judgment. It is expected that Thomas Pear will become a member of the Audit Committee.

Committees of the Board of Directors

      The Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation Committee and (3) the Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board. Copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee's' charters are posted on the Company's website. Mr. Reisman and Mr. Santiso are the members of each of such committees. Mr. Pear, if approved, would be a member of each such committee as well. Mr. Reisman serves as the Chair of each of such committees.

Audit Committee

      The Audit Committee was formed in April 2005. The Audit Committee met three since its formation and each member of the Audit Committee was present at such meeting. The Audit Committee is responsible for matters relating to financial reporting, internal controls, risk management and compliance. These responsibilities include appointing, overseeing, evaluating and approving the fees of our independent auditors, reviewing financial information which is included in our Annual Report on Form 10-KSB/A, discussions with management and the independent auditors the results of the annual audit and our quarterly financial statements, reviewing with management our system of internal controls and financial reporting process and monitoring our compliance program and system.

      The Audit Committee operates pursuant to a written charter, adopted by the Board, which sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website. All members of this committee are independent directors under the AMEX listing standards.

      The Audit Committee currently is composed of two independent directors. The Board of Directors has determined that Lawrence K. Reisman, the committee's chairman, meets the SEC criteria of an "audit committee financial expert", as defined in Item 401(h) of Regulation S-K.

Audit Committee Report

      The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's consolidated financial statements, the Company's compliance with legal and regulatory requirements, the Company's system of internal control over financial reporting and the qualifications, independence and performance of its internal and independent auditors. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditors.

      Management is responsible for the Company's financial reporting process, including the Company's internal control over financial reporting, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. Friedman LLP ("Friedman") as the Company's independent auditors, are responsible for auditing those financial statements and management's assessment of internal control over financial reporting and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles, the fairness of management's assessment of the Company's internal control over financial reporting, and the effectiveness of the Company's internal control over financial reporting. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

      In this context, we have met and held discussions with management and Friedman, the Company's independent auditors for the fiscal year ended December 31, 2005. Management represented to us that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management, the Company's internal auditors and Friedman the Company's consolidated financial statements for the fiscal year ended December 31, 2005 and the Company's internal control over financial reporting. We also discussed with Friedman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Friedman provided to us the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), and we discussed their independence with them. In determining Friedman's independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence. We received regular updates on Friedman's fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

      Based on our discussions with management, our internal auditors and Friedman and our review of the representations of management and Friedman, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, we recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005 be included in the Company's Annual Report on Form 10-KSB/A. We also approved, subject to stockholder ratification, the selection of Friedman as the Company's independent auditors for the fiscal year ending December 31, 2006.


                                         Members of the Audit Committee

                                         Lawrence K. Reisman (Chair)
                                         Joseph Santiso

Compensation Committee

      The Compensation Committee was formed in May 2005 and did not meet in fiscal 2005. The Compensation Committee is responsible for matters relating to the development, attraction and retention of the Company's management and for matters relating to the Company's compensation and benefit programs. As part of its responsibilities, this committee evaluates the performance and determines the compensation of the Company's Chief Executive Officer and approves the compensation of our senior officers.

      The Compensation Committee operates under a written charter that sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website.

      Pursuant to its charter, the Compensation Committee must be comprised of at least two (2) Directors who, in the opinion of the Board of Directors, must meet the definition of "independent director" within the rules and regulations of the SEC. The Board of Directors has determined that all members of this committee are independent directors under the AMEX listing standards.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee is responsible for providing oversight on a broad range of issues regarding our corporate governance practices and policies and the composition and operation of the Board of Directors. These responsibilities include reviewing potential candidates for membership on the Board and recommending to the Board nominees for election as directors of the Company.

      The Nominating and Corporate Governance Committee was formed in May 2005 and did not meet in fiscal 2005. A complete description of the Nominating and Corporate Governance Committee's responsibilities is set forth in the Nominating and Corporate Governance written charter. A copy of the charter is available to stockholders on the Company's website. All members of the Nominating and Corporate Governance Committee are "independent" as independence for nominating committee members is defined under the AMEX listing standards. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o the Company, Attn: Secretary. There are no minimum qualifications for consideration for nomination to be a director of the Company. The nominating committee will assess all director nominees using the same criteria. Nominations made by stockholders must be made by written notice received by the Secretary of the Company within 30 days of the date on which notice of a meeting for the election of directors is first given to stockholders. The Nominating and Corporate Governance Committee and the Board of Directors carefully consider nominees regardless of whether they are nominated by stockholders, the Nominating and Corporate Governance Committee or existing board-members. Four of the seven nominees to serve as directors on the Board of Directors of the Company have previously served in such capacities. During 2005 the Company did not pay any fees to any third parties to assist in the identification of nominees. The Company did not receive any director nominee suggestions from stockholders for the Annual Meeting.

Compensation of Directors

      Directors of the Company who are not employees of the Company or its subsidiaries are entitled to receive compensation for serving as directors in the amount of $10,000 per annum (50% cash and 50% stock), $1,000 per Board meeting attended in person, $500 per Board meeting attended via teleconference, $500 per Committee meeting attended, and an annual stock option grant to be determined by the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. Other than as described in "Executive Compensation" below, there were no other arrangements pursuant to which any director was compensated during fiscal 2005 for any services provided as a director.

Compensation Committee Interlocks and Insider Participation

      None of the members of the Compensation Committee is or has been an officer or employee of the Company. In addition, none of the members of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, seven individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of four persons. Four of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Robert C. DeLeeuw, Frederick Lester and Thomas Pear are being nominated for the first time. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

      The name and age of each of the seven nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director are set out below.

Biographical Summaries of Nominees for the Board of Directors

     Name of Nominee       Age      Position with      Principal Occupation     Director
                                     the Company                                 Since

Scott Newman                47     President, Chief      President and Chief       2004
                                   Executive            Executive Officer of
                                   Officer and               the Company
                                   Chairman

Glenn Peipert               45     Executive Vice          Executive Vice          2004
                                   President, Chief      President and Chief
                                   Operating            Operating Officer of
                                   Officer and               the Company
                                   Director

Lawrence K. Reisman         46     Director                CPA at the The          2004
                                                        Accounting Offices of
                                                            L.K. Reisman

Joseph Santiso              61     Director             President of The BCI       2005
                                                                Group

Robert C. DeLeeuw           50     Senior Vice          Senior Vice President    Nominee
                                   President               of the Company

Frederick Lester            48     None                Consulting Partner, NE    Nominee
                                                          Banking & Capital
                                                        Markets, Teradata, a
                                                           division of NCR

Thomas Pear                 53     None                 Principal in Saw Mill    Nominee
                                                        Sports Management and
                                                        management consultant

      SCOTT NEWMAN has been our President, Chief Executive Officer and Chairman since January 2004. Mr. Newman founded the former Conversion Services International, Inc. in 1990 (before its merger with and into the LCS) and is our largest stockholder. He has over twenty years of experience providing technology solutions to major companies internationally. Mr. Newman has direct experience in strategic planning, analysis, design, testing and implementation of complex big-data solutions. He possesses a wide range of software and hardware architecture/discipline experience, including, client/server, data discovery, distributed systems, data warehousing, mainframe, scaleable solutions and e-business. Mr. Newman has been the architect and lead designer of several commercial software products used by Chase, Citibank, Merrill Lynch and Jaguar Cars. Mr. Newman advises and reviews data warehousing and business intelligence strategy on behalf of our Global 2000 clients, including AT&T Capital, Jaguar Cars, Cytec and Chase. Mr. Newman is a member of the Young Presidents Organization, a leadership organization that promotes the exchange of ideas, pursuit of learning and sharing strategies to achieve personal and professional growth and success. Mr. Newman received his B.S. from Brooklyn College in 1980.

      GLENN PEIPERT has been our Executive Vice President, Chief Operating Officer and Director since January 2004. Mr. Peipert held the same positions with the former Conversion Services International, Inc. since its inception in 1990. Mr. Peipert has over two decades of experience consulting to major organizations about leveraging technology to enable strategic change. He has advised clients representing a broad cross-section of rapid growth industries worldwide. Mr. Peipert has hands on experience with the leading data warehousing products. His skills include architecture design, development and project management. He routinely participates in architecture reviews and recommendations for our Global 2000 clients. Mr. Peipert has managed major technology initiatives at Chase, Tiffany, Morgan Stanley, Cytec and the United States Tennis Association. He speaks nationally on applying data warehousing technologies to enhance business effectiveness and has authored multiple white papers regarding business intelligence. Mr. Peipert is a member of the Institute of Management Consultants, as well as TEC International, a leadership organization whose mission is to increase the effectiveness and enhance the lives of chief executives and those they influence. Mr. Peipert is the brother of Mitchell Peipert, our Vice President, Chief Financial Officer, Secretary and Treasurer. Mr. Peipert received his B.S. from Brooklyn College in 1982.

      LAWRENCE K. REISMAN has been a Director of our company since February 2004 and was appointed Chairman of the Board's Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee in April 2005. Mr. Reisman is a Certified Public Accountant who has been the principal of his own firm, The Accounting Offices of L.K. Reisman, since 1986. Prior to forming his company, Mr. Reisman was a tax manager at Coopers & Lybrand and Peat Marwick Mitchell. He routinely provides accounting services to small and medium-sized companies, which services include auditing, review and compilation of financial statements, corporate, partnership and individual taxation, designing accounting systems and management consulting services. Mr. Reisman received his B.S. and M.B.A. in Finance from St. John's University in 1981 and 1985, respectively.

      JOSEPH SANTISO has been a Director of our company since May 2005 and was appointed by the Board to sit on the Board's Audit Committee, Nominating and
Corporate Governance Committee and Compensation Committee in May 2005. Mr. Santiso founded and is President of The BCI Group, which consists of Breakthrough Concepts Inc., BCI Systems Inc. and BCI Knowledge Inc., since 1991. Prior to founding BCI, Mr. Santiso was the Chief Accounting Officer for Citibank Stock Transfer Services Division, a Financial Analyst in the Comptrollers Department of the Operational Services Division at Irving Trust and a Professor of Accounting at Jersey City State College. Mr. Santiso received his B.S. from Pace University in 1973 with a major in Accounting and Finance.

      ROBERT C. DELEEUW has been our Senior Vice President and the President of our wholly owned subsidiary, DeLeeuw Associates, LLC, since March 2004 and is our third largest stockholder. Mr. DeLeeuw founded DeLeeuw Associates, LLC, formerly known as DeLeeuw Associates, Inc., in 1991. Mr. DeLeeuw has over twenty-five years experience in banking and consulting. During this time, he has managed and supported some of the largest merger projects in the history of the financial services industry and has implemented numerous large-scale business and process change programs for his clients. He has been published in American Banker, Mortgage Banking Magazine, The Journal of Consumer Lending and Bank Technology News where he has also served as a member of the Editorial Advisory Board. Mr. DeLeeuw received his B.S. from Rider University in 1979 and received his M.S. in Management from Stevens Institute of Technology in 1986.

      FREDERICK LESTER is a Director-nominee. Presently he is the Regional Consulting Partner, NE Banking & Capital Markets, Teradata Corporation. From 2005-2006, Mr. Lester was the Consulting Director at Cognos Corporation, and from 1999-2005, he was the Managing Director at Competitive Advantage, Inc. Prior to this, Mr. Lester served as Consulting Director for KPMG and Managing Partner at Teradata. Mr. Lester's undergraduate studies at Columbia University focused on nuclear physics and mathematics.

      THOMAS PEAR is a Director-nominee. Presently he is a principal in Saw Mill Sports Management and a management consultant. From 1993 to 2006, Mr. Pear served as chief financial officer of The Atlantic Club, and also served as its president from 2002 to 2006. Prior to this, Mr. Pear served as vice president and general manager of DM Engineering, vice president and chief financial officer of Tennis Equities, and staff accountant at Malkin, Studley and Ramey CPA, PC. Mr. Pear received his B.S. in Accounting from Nichols College in 1974.

      Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

      Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

      The Board of Directors recommends a vote FOR Messrs. Newman, Peipert, Reisman, Santiso, DeLeeuw ,Lester and Pear. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT

                             OF INDEPENDENT AUDITORS


      Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors upon the recommendation of the Audit Committee, of Freidman LLP ("Friedman") as
independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2006. The Board of Directors of the Company upon the recommendation of the Audit Committee, has selected and approved Friedman as independent auditors to audit and report upon the Company's financial statements. Friedman has no direct or indirect financial interest in the Company.

      Representatives of Friedman are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

      On June 1, 2004, Ehrenkrantz Sterling & Co., LLC ("Ehrenkrantz") merged with Friedman. Freidman was selected by the Board of Directors on June 7, 2004 to audit the Company's financial statements.

      For the period since Ehrenkrantz's appointment through June 7, 2004, there had been no disagreements with Ehrenkrantz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of
Ehrenkrantz would have caused them to make reference thereto in their independent auditors report. In addition, for the period since Ehrenkrantz's appointment through June 7, 2004, we did not consult with Friedman regarding any matter that was the subject of a "disagreement" with Ehrenkrantz, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or with regard to any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except as such consultations as may have been made with former employees of Ehrenkrantz who are now employees of Friedman.

Vote Required

      The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of Friedman as the Company's independent auditors for the fiscal year ending December 31, 2006.

Recommendation of the Board of Directors

      The Board of Directors recommends a vote "FOR" the ratification of the appointment of Friedman LLP as the Company's independent auditors for the fiscal year ending December 31, 2006. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Freidman LLP as independent auditors for the Company for the fiscal year 2006.

Information about Fees Billed by Independent Auditors

      The following table sets forth fees billed to us by our independent registered public accounting firms during the fiscal years ended December 31, 2005 and December 31, 2004 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and
(iv) all other fees for services rendered.

                                                           FY 2005       FY 2004
                                                          --------      --------

Audit Fees                                                $319,748      $281,975
Audit Related Fees                                        $  8,700      $212,480
Tax Fees                                                  $ 78,850      $ 36,799
All Other Fees                                            $      0      $      0

All Other Fees

      For the year ended December 31, 2005, the Company incurred no professional fees to its independent auditors with respect to all other services. For the year ended December 31, 2005, there were no fees billed by the Company's independent auditors for professional services rendered for information technology services relating to financial information systems design and implementation.

      The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

                                   PROPOSAL 3

          DIRECTORS' PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                TO EFFECT AN INCREASE IN AUTHORIZED COMMON STOCK

General

      We are requesting stockholder approval to grant the Board of Directors the authority to effect an increase in the Company's authorized Common Stock from eighty-five million (85,000,000) to one hundred million (100,000,000) (the "Increase in Authorized"), for the following reasons:

      (1) the Company is authorized to issue 85,000,000 shares of Common Stock of which 49,988,634 shares are currently outstanding and approximately 12,300,000 shares are reserved for issuance under outstanding notes, warrants and options. Therefore, we currently have only approximately 22,711,366 authorized shares available to be issued or reserved for issuance upon the granting of new options or upon the issuance of new warrants or other securities convertible into shares of Common Stock.

      The Board of Directors has unanimously adopted an amendment to the Certificate of Incorporation to effect the Increase in Authorized and declared that it is advisable for the stockholders to approve such amendment.

Principal Effects Of The Increase in Authorized

      The Increase in Authorized was determined by the Company's Board of Directors, in its sole discretion.

      The Company's stockholders will not realize any dilution in their voting rights as a result of the Increase in Authorized but will experience dilution to the extent that additional shares would be issued.

      Issuance of  significant  numbers of  additional  shares of the  Company's
Common Stock in the future (i) will dilute stockholders' percentage ownership and (ii) if such shares are issued at prices below what current stockholders' paid for their shares, may dilute the value of current stockholders' shares.

      When the Board of Directors decides to implement the Increase in Authorized, the Company will amend Article Fourth Section A of the Company's certificate of incorporation, relating to the Company's authorized capital, in its entirety to state as follows:

      FOURTH:

      A. AUTHORIZED

      The aggregate number of shares of all classes of capital stock with the Corporation shall have authority to issue shall be one hundred twenty million (120,000,000) shares, consisting of:

      (1) twenty million (20,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock"); and

      (2) one hundred million (100,000,000) shares of common stock, par value $.001 per share ("Common Stock").

      Based on stock information as of the Record Date after completion of the Increase in Authorized, the Company will have approximately 49,988,634 shares of issued and outstanding Common Stock and 100,000,000 shares of authorized Common Stock.

      The shares of authorized, but unissued Common Stock will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of Common Stock or securities convertible into Common Stock. The Company does not have any present intention, plan, arrangement or agreement, written or oral, to issue shares of Common Stock for any purpose, except for the issuance of shares of Common Stock upon the exercise of outstanding convertible securities, options or warrants to purchase Common Stock. Although the Company does not have any present intention to issue shares of Common Stock, except as noted above, the Company may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time.

      The Company believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's Common Stock may be diluted.

      The following chart illustrates the impact of the Increase in Authorized on the amount of Company Common Stock outstanding, reserved for issuance and available for issuance


--------------------------------------------------------------------------------
Number of shares of CSI Common Stock       Current        After giving effect
              that is:                                     to proposal no. 3
--------------------------------------------------------------------------------
        currently outstanding            49,988,634            49,988,634
        reserved for issuance            16,314,164            16,314,164
       available for issuance            18,697,202            33,697,202
--------------------------------------------------------------------------------


      The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock have no preemptive rights.

      Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company's Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

      Provisions in our certificate of incorporation, our amended and restated bylaws and applicable provisions of the Delaware General Corporation Law may make it more difficult and expensive for a third party to acquire control of us even if a change of control would be beneficial to the interests of our stockholders. Such provisions could discourage potential takeover attempts and could adversely affect the market price of our common stock. Specifically, the Company is authorized to issue blank check preferred stock to thwart a takeover attempt and currently neither our certificate of incorporation nor our amended and restated bylaws allows cumulative voting in the election of directors, which would otherwise allow holders of less than a majority of stock to elect some directors.

      In addition, Section 203 of the Delaware General Corporation Law may discourage, delay or prevent a change in control by prohibiting us from engaging in a business combination with an interested stockholder for a period of three years after the person becomes an interested stockholder. The Company also has in place employment agreements with Scott Newman, Glenn Peipert, and Mitchell Peipert, which provide for the payment to each of them in the event of a change of control. See "Employment Agreements" below.

Procedure For Effecting The Increase in Authorized

      The Company will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Increase in Authorized. The form of certificate of amendment to the Certificate of Incorporation is attached as Exhibit A to this Proxy Statement.

Vote Required

      The approval of the Increase in Authorized requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Meeting.

Recommendation of the Board of Directors

      The Board of Directors recommends that the Stockholders vote "FOR" Proposal 3 to approve the Increase in Authorized.

                                   PROPOSAL 4

                            APPROVAL OF AMENDMENT TO
      2003 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                        RESERVED FOR ISSUANCE THEREUNDER

2003 Incentive Plan

General

      The 2003 Incentive Plan (the "Plan") was approved at a special meeting of the Company's stockholders on January 23, 2004. The Plan authorizes the Company to issue 6,666,667 shares of Common Stock for issuance upon exercise of options, and such shares have been reserved. It also authorizes the issuance of stock appreciation rights, referred to herein as SARs. The Plan authorizes the Company to grant:

      o     incentive stock options to purchase shares of Common Stock,
      o     non-qualified stock options to purchase shares of Common Stock, and
      o     SARs and shares of restricted Common Stock.

      The Plan may be amended, terminated or modified by the Board of Directors or the Stock Option Committee at any time, subject to stockholder approval as required by law, rule or regulation. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

Objectives

      The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging and facilitating the ownership of the Company's Common Stock by persons performing services for the Company in order to enhance the ability of the Company to attract, retain and reward such persons and motivate them to contribute to the growth and profitability of the Company.

Oversight

      The Stock Option Committee,  consisting of independent  directors Lawrence
K. Reisman (chairman), Joseph Santiso, and if approved Thomas Pear, administer the Plan by making determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. The Board or the Stock Option Committee also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations.

Types of grants

      The Plan allows the Company to grant incentive stock options, non-qualified stock options, shares of restricted stock, SARs in connections with options and independent SARs. The Plan does not specify what portion of the awards may be in the form of any of the foregoing. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Eligibility

      Under the Plan, the Company may grant incentive stock options only to officers and employees, and the Company may grant non-qualified options to officers and employees, as well as directors, independent contractors and agents.

Statutory Conditions on Stock Options

      Exercise Price. To the extent that options designated as incentive stock options become exercisable by an optionee for the first time during any calendar year for Common Stock having a fair market value greater than One Hundred
Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as nonqualified stock options. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary of ours, must have an exercise price at least equal to 110% of the fair market value of Common Stock on the date of grant and the term of the option may not be longer than five years.

      Expiration Date. Any option granted under the Plan will expire at the time fixed by the Board or the Stock Option Committee, which cannot be more than ten
(10) years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation, not more than five (5) years after the date of grant.

      Exerciseability. The Board or its committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the Board or its committee may accelerate the exerciseability of any option at its discretion.

      Assignability. Options granted under the Plan are not assignable, except by the laws of descent and distribution or as may be otherwise provided by the Board or its committee.

Payment Upon Exercise Of Options

      Payment of the exercise price for any option may be in cash or by broker assisted exercise.

Stock Appreciation Rights

      A Stock Appreciation Right is the right to benefit from appreciation in the value of Common Stock. A SAR holder, on exercise of the SAR, is entitled to receive from the Company in cash or Common Stock an amount equal to the excess of: (a) the fair market value of Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (b) the fair market value of Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted.

      The Board or the Stock Option Committee may grant SARs in connection with all or any part of an option granted under the Plan, either concurrently with the grant of the option or at any time thereafter, and may also grant SARs independently of options.

Tax Consequences

      An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

      An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

      An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of:

      (i)   two years from the date of award of the option, or

      (ii)  one year from the date of exercise.

      If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price such employee paid for an incentive stock option is exceeded by the option's fair market value at the time his or her rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

      As of December 31, 2005, options to purchase a total of 4,883,114 shares of Common Stock were outstanding at exercise prices ranging from $0.825 to $3.45 per share. Generally, one-third of the options granted vest on the first anniversary, one-third of the options granted vest on the second anniversary and one-third of the options granted vest on the third anniversary. All options expire on the ten (10) year anniversary of their grant date.

All options described above have been issued pursuant to the 2003 Incentive Plan described above.

Reasons for the Plan Amendment

      The purpose of the Plan Amendment is to enable the Company to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry knowledge, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company. Eligible recipients of awards under the Plan include employees, directors, consultants and advisors of the Company.

      The Board of Directors determined to increase the number of shares of common stock reserved for issuance under the Plan because it believes that the current number is insufficient for the purposes of the Plan as stated above. The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company's business operations.

Vote Required

      To amend the Company's Plan (the "Plan Amendment") to increase the number of stock options reserved for issuance under such plan from 6,666,667 to 10,000,000, an affirmative vote of the holders of a majority of shares voting on the proposal must be obtained. Abstentions and brokers non-votes will have no effect on the outcome. If the proposal is not approved by the stockholders, the Plan Amendment will not be effective and the proposal will not be implemented. Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2003 INCENTIVE PLAN.

Executive Compensation

      The following table sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by the following type of executive officers for the fiscal years ended December 31, 2005, 2004 and 2003: (i) individuals who served as, or acted in the capacity of, our principal executive officer for the fiscal year ended December 31, 2005; and (ii) our other most highly compensated executive officer, who together with the principal executive officer are our most highly compensated officers whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 2005 and who were employed at the end of fiscal year 2005.

                           SUMMARY COMPENSATION TABLE*

                                                                                              Long Term Compensation
                                                                                              ----------------------
                                                 Annual Compensation(1)               Awards                        Payouts
                                              -----------------------------   -------------------------    -------------------------
                                                                              Restricted     Securities
Name and Principal Position          Year     Salary   Bonus   Other Annual     Stock        Underlying      LTIP      All Other
---------------------------          ----     ------   -----   Compensation     Award(s)    Options/SARs   Payouts   Compensation
                                                               ------------   ----------    ------------   -------   ------------
                                               ($)      ($)        ($)           ($)             (#)         ($)          ($)
Scott Newman                         2005    500,000     --            --           --               --         --        39,809(2)
President, Chief Executive           2004    500,000     --            --           --               --         --        38,054(2)
Officer and Chairman                 2003    244,452     --            --           --               --         --       206,686(3)


Glenn Peipert                        2005    375,000     --            --           --          250,000         --        40,779(2)
Executive Vice President,            2004    375,000     --            --           --               --         --        38,054(2)
Chief Operating                      2003    223,016     --            --           --               --         --       171,309(4)
Officer and Director

Mitchell Peipert,                    2005    209,375     --            --           --          150,000         --        24,129(2)
Vice President, Chief                2004    190,000     --            --           --          300,000         --        14,413(2)
Financial Officer,                   2003     10,000     --            --           --               --         --         1,133(2)
Treasurer and Secretary

Robert C. DeLeeuw,                   2005    350,000     --        56,595(5)        --          250,000         --        17,736(2)
Senior Vice President                2004    329,400     --            --           --               --         --           592(6)

William McKnight,                    2005    125,047     --            --           --               --         --        10,494(2)
Senior Vice President,
Data Warehousing

-------------------------

      * Salary reflects total compensation paid to these executives (both before and after the merger described in Item 1).

      (1) The annual amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary reported for each named executive officer and has therefore been omitted, unless otherwise stated above.

      (2) Amounts shown reflect payments related to medical, dental and life insurance and car payments.

      (3) Amounts shown reflect distributions resulting from the operating entity's past tax status as a Subchapter S corporation of $153,738 in 2003 as well as $66,262 in 2003 of expenses, which include auto, travel and equipment purchases paid for by the Company.

      (4) Amounts shown reflect distributions resulting from the operating entity's past tax status as a Subchapter S corporation of $101,988 in 2003, as well as $63,645 in 2003 of expenses, which include auto, travel and equipment purchases paid for by the Company.

      (5) Incentive compensation received based on profitability of business units under Mr. DeLeeuw's control.

      (6)   Amounts shown reflect payment related to life insurance.

Option/SAR Grants During Fiscal 2005

---------------------------------------------------------------------------
Name              Number of       Percent of     Exercise  Expiration Date
                  securities      total          or base
                  underlying      options/SARs   price
                  options/SARs    granted to     ($/Sh)
                  granted (#)(1)  employees in
                                  fiscal year
----------------------------------------------------------------------------
Glenn Peipert     250,000 (2)     9.3%           $0.83     November 15, 2010
----------------------------------------------------------------------------
Robert C. DeLeeuw 250,000 (2)     9.3%           $0.83     November 15, 2010
----------------------------------------------------------------------------
Mitchell Peipert  100,000 (3)     3.7%           $0.83     November 15, 2015
----------------------------------------------------------------------------

(1) All options were granted under the Company's 2003 Incentive Plan. All of the above options were granted on November 16, 2005.

(2) One-third of such options vest upon the one year anniversary of the grant date, one-third vest on the two year anniversary of the grant date, and one-third vest on the three year anniversary of the grant date.

(3) One-third of such options vest upon the six month anniversary of the grant date, one-third vest on the eighteen month anniversary of the grant date, and one-third vest on the thirty month anniversary of the grant date.


                AGGREGATE OPTIONS EXERCISABLE IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                  Number of Securities
                                       Underlying
                                       Unexercised              Value of Unexercised
                                        Options at               In-the-Money Options
                                  December 31, 2005(1)         at December 31, 2005(1)
                                  --------------------       ---------------------------

Name and Principal Position       Exercisable  Unexercisable  Exercisable  Unexercisable
---------------------------       -----------  -------------  -----------  -------------
Glenn Peipert                         0           250,000          $0            $0
Executive Vice President, Chief
Operating Officer and Director
Robert C. DeLeeuw, Senior Vice        0           250,000          $0            $0
President
Mitchell Peipert                   100,000        350,000          $0            $0
Vice President, Chief Financial
Officer, Secretary and Treasurer
----------------------------------------------------------------------------------------

(1) As of December 30, 2005 the market value of a share of Common Stock was $0.53. No shares were exercised by executive officers or directors in fiscal year ended December 31, 2005.


Employment Agreements

      Scott Newman, our President and Chief Executive Officer, agreed to a five-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Newman of $500,000 and an annual bonus to be awarded by our Compensation Committee. No bonus was awarded in 2005. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. In the event that Mr. Newman's employment is terminated other than with good cause, he will receive a lump sum payment of 2.99 times his base salary.

      Glenn Peipert, Executive Vice President and Chief Operating Officer, agreed to a five-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Peipert of $375,000 and an annual bonus to be awarded by our Compensation Committee. No bonus was awarded in 2005. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. In the event that Mr. Peipert's employment is terminated other than with good cause, he will receive a lump sum payment of
2.99 times his base salary.

      Mitchell Peipert, Vice President, Chief Financial Officer, Treasurer and Secretary, agreed to a three-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Peipert of $200,000 and an annual bonus to be awarded by our Compensation Committee. No bonus was awarded in 2005. In August 2005, Mr. Peipert received an increase to his annual salary to $225,000. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. In the event that Mr. Peipert's employment is terminated other than with good cause, he will receive a lump sum payment of 2.99 times his base salary.

      Robert C. DeLeeuw, Senior Vice President and President of our wholly owned subsidiary, DeLeeuw Associates, LLC, agreed to a three-year employment agreement dated as of February 27, 2004. The agreement provides for an annual salary to Mr. DeLeeuw of $350,000 and an annual bonus to be awarded by our Compensation Committee. No bonus was awarded in 2005. The agreement also provides for health, life and disability insurance. In the event that Mr. DeLeeuw's employment is terminated other than with good cause, he will receive a lump sum payment of the longer of (1) one year's base salary or (2) the period from the date of termination through the expiration date.

      William McKnight, Senior Vice President - Data Warehousing, agreed to a three-year employment agreement dated as of July 22, 2005. The agreement provides for an annual salary to Mr. McKnight of $250,000 and an annual bonus to be awarded by our Compensation Committee. No bonus was awarded in 2005. The agreement also provides for health, life and disability insurance. In the event that Mr. McKnight's employment is terminated other than with good cause, he will receive a lump sum payment of the longer of (1) one year's base salary or (2) the period from the date of termination through the expiration date.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from January 1, 2005 to December 31, 2005 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.

Security Ownership of Certain Beneficial Owners And Management And Related Stockholder Matters

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock, our only class of outstanding voting securities as of July 1, 2006, based on 49,988,634 aggregate shares of Common Stock outstanding as of such date, by: (i) each person who is known by us to own beneficially more than 5% of our outstanding Common Stock with the address of each such person, (ii) each of our present directors, director nominees and officers, and (iii) all officers, directors and director nominees as a group:

--------------------------------------------------------------------------------
                                Amount of Common      Percentage of Outstanding
     Name and Address of       Stock Beneficially     Common Stock Beneficially
     Beneficial Owner(1)(2)          Owned                     Owned
--------------------------------------------------------------------------------
Scott Newman(3)                     19,613,056                  39.2%
--------------------------------------------------------------------------------
Glenn Peipert(4)                    9,346,032                   18.7%
--------------------------------------------------------------------------------
Mitchell Peipert(5)                  250,000                      *
--------------------------------------------------------------------------------
Robert C. DeLeeuw(6)                5,308,334                   10.6%
--------------------------------------------------------------------------------
William McKnight(7)                  909,091                     1.8%
--------------------------------------------------------------------------------
Lawrence K. Reisman(8)                20,000                      *
--------------------------------------------------------------------------------
Joseph Santiso(9)                       0                         --
--------------------------------------------------------------------------------
Frederick Lester(10)                    0                         --
--------------------------------------------------------------------------------
Thomas Pear(10)                        200                        *
--------------------------------------------------------------------------------
All directors and officers as
a group (9 persons)                 35,446,713                  70.6%
--------------------------------------------------------------------------------

--------------------------------------------

*     Represents less than 1% of the issued and outstanding Common Stock.

(1) Each stockholder, director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by him, unless otherwise indicated.

(2) All addresses are c/o Conversion Services International, Inc., 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

(3) Mr. Newman is the Company's President, Chief Executive Officer and Chairman of the Board.

(4) Mr. Glenn Peipert is the Company's Executive Vice President, Chief Operating Officer and Director. Does not include an option to purchase 250,000 shares of Common Stock granted on November 16, 2005 and expiring on November 16, 2010 at an exercise price of $.83 per share, which vest as follows: (i) 83,333 on November 16, 2006; (ii) 83,333 on November 16, 2007; (iii) 83,334 on November 16, 2008.

(5) Mr. Mitchell Peipert is the Company's Vice President, Chief Financial Officer, Secretary and Treasurer. Consists of an option to purchase 300,000 shares of Common Stock granted on March 29, 2004 at an exercise price of $2.475 per share, 200,000 of which have vested and 100,000 of which shall vest on March 29, 2007. The option grant expires on March 28, 2014. Consists of an option to purchase 150,000 shares of Common Stock granted on November 16, 2005 at an exercise price of $.83 per share, 50,000 of which have vested, 50,000 of which vest on May 16, 2007 and 50,000 of which vest on May 16, 2008.

(6) Mr. DeLeeuw is the Company's Senior Vice President and the President of the Company's wholly owned subsidiary, DeLeeuw Associates, LLC and is a director nominee. Does not include an option to purchase 250,000 shares of Common Stock granted on November 16, 2005 and expiring on November 16, 2010 at an exercise price of $.83 per share, which vest as follows: (i) 83,333 on November 16, 2006; (ii) 83,333 on November 16, 2007; (iii)
      83,334 on November 16, 2008. Does not include an option to purchase 1,000,000 shares of Common Stock granted on January 9, 2006 and expiring on January 9, 2011 at an exercise price of $.46 per share, which vest as follows: (i) 333,333 on January 9, 2007; (ii) 333,333 on January 9, 2008;
      (iii) 333,334 on January 9, 2009.

(7)   Mr. McKnight is the Company's Senior Vice President - Data Warehousing.

(8) Mr. Reisman is a Director. Consists of an option to purchase 20,000 shares of Common Stock granted on May 28, 2004 at an exercise price of $3.00 per share, 10,000 of which have vested and 10,000 of which vest on May 28, 2006. Does not include an option to purchase 10,000 shares of Common Stock granted on May 28, 2004 at an exercise price of $3.00 per share, which vest on May 28, 2007. The option grant expires on May 27, 2014. Does not include an portion to purchase 20,000 shares of Common Stock granted on November 16, 2005 at an exercise price of $.83 which vest as follows: (i) 6,666 on November 16, 2006; (ii) 6,667 on November 16, 2007; (iii) 6,667
      on November 16, 2008

(9) Mr. Santiso is a Director. Does not include an option to purchase 10,000 shares of Common Stock granted on November 16, 2005 at an exercise price of $0.83 per share, which vest as follows: (i) 3,333 on November 16, 2006;
      (ii) 3,333 on November 16, 2007; (iii) 3,334 on November 16, 2008.

(10)  Mr. Lester and Mr. Pear are director nominees.

Equity Compensation Plan Disclosure

      The following table sets forth certain information as of December 31, 2005 regarding our Equity Compensation Plan:

                        Number of securities      Weighted-average       Number of securities
                         to be issued upon         exercise price         remaining available
                      exercise of outstanding      of outstanding        for future issuance
                          options, warrants       options, warrants          under equity
    Plan Category           and rights               and rights           compensation plans
-------------------   -----------------------   ---------------------   --------------------
Equity Compensation
Plans Approved by
Security Holders                    4,883,114   $                1.43              1,783,553

Equity Compensation
Plans Not Approved
by Security Holders                        --                      --                     --
                      -----------------------   ---------------------   --------------------
     Total                          4,883,114   $                1.43              1,783,553
                      =======================   =====================   ====================

Certain Relationships and Related Party Transactions

      On November 8, 2004, Mr. Newman entered into a stock purchase agreement with a private investor, CMKX-treme, Inc. Pursuant to the agreement, CMKX-treme, Inc. agreed to purchase 188,889 shares of Common Stock for a purchase price of $250,000. As of April 10, 2006, the shares have not been issued to CMKX-treme, Inc. because it has not yet remitted payment for the shares.

      On November 8, 2004, Mr. Glenn Peipert entered into a stock purchase agreement with a private investor, CMKX-treme, Inc. Pursuant to the agreement, CMKX-treme, Inc. agreed to purchase 377,778 shares of Common Stock for a purchase price of $500,000. As of June 9, 2005, CMKX-treme, Inc. remitted final payment for the shares.

      On November 10, 2004, the Company and Dr. Michael Mitchell, the former President, Chief Executive Officer and sole director of LCS, executed a one-year consulting agreement whereby Dr. Mitchell would perform certain consulting services on behalf of the Company. Dr. Mitchell will receive an aggregate amount of $0.25 million as compensation for services provided to the Company. During 2005, an aggregate amount of $175,000 was paid to Mr. Mitchell for services provided under this consulting agreement.

      As of November 16, 2004, Mr. Newman and Mr. Peipert repaid in full to the Company loans in the aggregate of approximately $0.2 million, including accrued interest. These loans bore interest at 3% per annum and were due and payable by December 31, 2005.

      As of April 7, 2006, Mr. Newman, Mr. Peipert and Mr. DeLeeuw have agreed to personally support the Company's cash requirements to enable us to fulfill our obligations through June 1, 2007, to the extent necessary, up to a maximum amount of $1.5 million, based upon their ability to sell their Company Common Stock. Mr. Newman guaranties up to approximately $0.9 million, Mr. Peipert guaranties up to approximately $0.4 million and Mr. DeLeeuw guaranties approximately $0.2 million. The Company believes that these written commitments provide us with the legal right to request and receive such advances from any of these officers. Any loan by Messrs. Newman, Peipert and DeLeeuw to the Company would bear interest at 8% per annum. As of December 31, 2005, Mr. Newman's outstanding loan balance to the Company was $0.9 million, and Mr. Peipert's outstanding loan balance to the Company was $0.9 million. The unsecured loans by Mr. Newman and Mr. Peipert each accrue interest at a simple rate of 8% per annum, and each has a term expiring on April 30, 2007. As of the date of this filing, the entire $1.5 million was still available pursuant to the guaranties outlined above.

      Other than those described above, during the last two fiscal years, we have no material transactions which involved or are planned to involve a direct or indirect interest of a director, executive officer, greater than 5% stockholder or any family of such parties.

                                     GENERAL

      The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

      A copy of the Company's Form 10-KSB/A for the fiscal year ended December 31, 2005, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Conversion Services International, Inc., 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, Attn: Mitchell Peipert, Secretary.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, FOR the ratification of the appointment of Friedman LLP as the Company's independent auditors for the fiscal year ending December 31, 2006, FOR the amendment of the Company's Certificate of Incorporation to increase the authorized shares of the Company's Common Stock, and FOR the amendment of the Company's 2003 Incentive Plan.

Stockholder Proposals For the 2007 Annual Meeting and General Communications

      Any stockholder proposals intended to be presented at the Company's 2007 Annual Meeting of Stockholders must be received by the Company at its office in East Hanover, New Jersey on or before December 31, 2006 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2006 Annual Meeting.

      Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in East Hanover, New Jersey.

Revocability of Proxy

      Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

      Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the seven persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2, 3 and 4 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.



                              By order of the Board of Directors




                              Scott Newman
                              President and Chief Executive Officer

July 17, 2006

                     CONVERSION SERVICES INTERNATIONAL INC.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) Scott Newman and Glenn Peipert with the power of substitution and resubstitution to vote any and all shares of capital stock of Conversion Services International, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on August 7, 2006, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):



1.      ELECTION OF DIRECTORS



              VOTE


|_| FOR ALL nominees listed below EXCEPT as marked to the contrary below


|_|           WITHHOLD AUTHORITY to vote for ALL nominees listed below

              (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)


Scott Newman, Glenn Peipert, Lawrence K. Reisman, Joseph Santiso, Robert C. DeLeeuw, Frederick Lester and Thomas Pear.

2. RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2006.


|_|           FOR the ratification of the appointment of Friedman LLP


|_|           WITHHOLD AUTHORITY


|_|           ABSTAIN

3. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK


|_|           FOR the Amendment of the Certificate of Incorporation


|_|           WITHHOLD AUTHORITY


|_|           ABSTAIN


4. AMENDMENT OF THE COMPANY'S 2003 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE



|_|           FOR the Amendment of the 2003 Incentive Plan


|_|           WITHHOLD AUTHORITY


|_|           ABSTAIN


      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SEVEN (7) NOMINEES NAMED IN ITEM 1, THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2006 IN ITEM 2, THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION IN ITEM 3, AND THE AMENDMENT OF THE COMPANY'S 2003 STOCK INCENTIVE PLAN IN ITEM 4.


      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      Please  mark,   sign  date  and  return  this  Proxy  promptly  using  the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONVERSION SERVICES INTERNATIONAL INC.

                                    Dated:
                                          -----------------------------------

                                    -----------------------------------------

                                    Signature

                                    -----------------------------------------

                                    Signature if jointly owned:

                                    -----------------------------------------

                                    Print name:

                                    -----------------------------------------

      Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                            IN THE ENCLOSED ENVELOPE

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                     CONVERSION SERVICES INTERNATIONAL, INC.

      Pursuant to Delaware General Corporation Law Section 242, Conversion Services International, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

      That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, approved the following amendments to the Corporation's Certificate of Incorporation:

Article FOURTH Section A of the Corporation's Certificate of Incorporation is hereby amended in its entirety to read as follows:


            FOURTH:


            A. AUTHORIZED

            The aggregate number of shares of all classes of capital stock with the Corporation shall have authority to issue shall be one hundred twenty million (120,000,000) shares, consisting of:

            (1) twenty million (20,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock"); and

            (2) one hundred million (100,000,000) shares of common stock, par value $.001 per share ("Common Stock").


IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has duly executed this Certificate of Amendment as of the ____ day of _____ 2006.


                        CONVERSION SERVICES INTERNATIONAL, INC.


                        By: /s/Scott Newman
                        ---------------------------
                        Scott Newman
                        President, Chief Executive Officer and Chairman